THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.
此期权和行使可转的普通股没有在修订的1933年证券法（“证券法”）或任何州证券法下登记，且不可出售、转让或以其他方式处置； 除非在证券法和相应州证券法下登记或发行人应收到来自公司顾问的意见书，说明根据证券法或相关的州证券法条款无须登记并且此意见书对于发行人是合理充分的。

SERIES D WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

MOQIZONE HOLDING CORPORATION

Expires March _____, 2013

摩奇地带控股公司普通股的D系列购入期权

于2013年1月___日终止

No.: ______	Number of Shares: ______
Date of Issuance: March __, 2010
编号：______	股份数：________
发行日期: 2010年1月___日

FOR VALUE RECEIVED, the undersigned, MOQIZONE HOLDING CORPORATION, a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that _________________or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to __________________________ (______) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.
据已讫金额，摩奇地带控股公司，美国特拉华州公司（包括任何继承者和子实体，“发行人”），在此签名并担保利华投资有限公司或其注册的子实体在规定的有效期内（有效期见下述有关规定）有权认购和买入发行人__________________________ (______)（数目以本期权书中规定的调整做出后为准）经依法授权而有效发行的充分支付的非增缴普通股，每股价格为当时的期权行权价，但以本期权书中的条款和下述规定为准。在此没有释义的本期权书涉及的金融术语将在第7节解释。

1.           Term. The term of this Warrant shall commence on March ___, 2010 and shall expire at 6:00 p.m., Eastern Time, on March ___, 2013 (such period being the “Term”).
有效期： 本期权自2010年1月___日开始生效，于美国东部时间2013年___月___日下午6点终止（本期间为“有效期”）。

2.	Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.
行权方式；支付；新期权的发行；转让和交易

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.
行权期限。本期权上的股票买入权在有效期内可以全部或部分行使。

(b)           Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock and the Common Stock underlying the preferred stock issued pursuant to the Purchase Agreement is not then in effect as required under the Registration Rights Agreement, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

行权方式。持有人可以通过以下方式行使全部或部分期权：在发行人主营业地出示本期权书（和依法已生效的附件中的期权行权表）并向发行人支付对价。数额为行权当日的期权行权价乘以期权可转的股份数，持有人可以选择以下支付方式：(i)将保付的或正式的银行支票或电汇到发行人指定的账号，(ii)按照第2节(c)的规定以非现金行使的方式行权，但仅当存在一个在证券法下关于期权可转股票可转的有效登记申请且据购买协议发行的优先股下的普通股根据注册登记权协议在当时无效，或(iii)根据持有人的选择结合上述支付方式。

(c)           Cashless Exercise. Notwithstanding any provision herein to the contrary, but subject to Section 2(b)(ii) hereof, and commencing twenty-four (24) months following the Original Issue Date if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise, in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:
非现金行使的方式行权。尽管本期权书有任何相反的规定，根据本期权书第二节(b)(ii)，在原始发行日后的二十四（24）个月，如果（于下文规定的计算之日）每一股普通股的每股市值高于期权行权价，持有人可以以非现金行使的方式行权以取代支付现金行权，即在发行人主营业地出示本期权书及经适当背书的行权通知，此时发行人应向持有人发行普通股，股份数以下列公式计算：

X = Y - (A)(Y)
             B
X = Y - (A)(Y)
             B

Where	X =	the number of shares of Common Stock to be issued to the Holder.
其中	X =	向持有人发行的普通股股数

Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.
Y =	行使全部期权可买入的普通股股数，如果只行使一部分期权，则为行使部分对应的股数

A =	the Warrant Price.
A =	期权行权价

B =           the Per Share Market Value of one share of Common Stock.
B =           每一股普通股的每股市值

(d)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder’s Prime Broker as specified in the Holder’s exercise form within a reasonable time, not exceeding five (5) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect or that the shares of Warrant Stock are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) when available, within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise.
股票证书的发行。如果依据本期权书的规定和条件进行任何行权，所买入的期权可转股票的股份证书的日期应为行权日并且应在合理时间即行权后的五（5）个交易日内（“送达日”）送达持有人在行权表中指定的主要证券经纪商；或依据持有人的要求（以当时存在一个在证券法下关于期权可转股票可转的有效登记申请或期权可转股票的股份免于登记为前提），发行期权可转股票，并在合理时间即行权后的五（5）个交易日内在可行的条件下通过存管信托转户系统(“DWAC”) 存入代表持有人的存管信托公司(“DTC”)账号，此处的持有人应视为在行权日所买入的期权可转股票的完全持有人。尽管本期权书上文有任何相反的规定，如果行权与售出相关或其他豁免登记不载有限制声明发行股票的情况且发行人及其过户代理人通过DWAC系统与存管信托公司有业务，发行人或其过户代理人仅有义务向代表持有人的存管信托公司发行和交付股份。持有人应向发行人交付原始期权书，或者就本期权书的损失、被盗或灭失向发行人交付关于本期权的可合理接受的赔偿，此时期权可充分行使。关于本期权的部分行使，发行人应保留载有持有人所行使的期权可转股票的股份数和行权日期的书面登记。

(e)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the second business day following the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

因未及时交付行权证书而买进的补偿。除了持有人的其他权利外，如果发行人没有促使其过户代理人于送达日后第二个工作日当天或之前向持有人交付其行使的期权可转股票的代表证书，且如果此日期后持有人被其经纪人要求（在公开市场交易或其他方式）买入普通股的股份以弥补预期的持有人行权后获得的可出售的期权可转股票（“买进”），则发行人应(1)向持有人支付现金，数额为(x)持有人买入普通股的全部购买款（包括经济人佣金，如有）超过下列数额的部分 (y)下列数额的乘积(A)发行人应向持有人交付的与发行时行权相关的期权可转股票的股份数 (B)引起该买入义务的订单所载价格，及（2）经持有人选择，或者恢复本期权的一部分以及该行权未实现的相同数量的期权可转股票的股份，或者向持有人交付如果发行人及时履行其交付义务本应向持有人发行的普通股股数。例如，如果持有人在买进时买入普通股的总价款为美元11,000，而导致该买入义务的失败行权的普通股股份的总售价为美元10,000，则根据第（1）款第一项的规定，发行人应向持有人支付美元1,000。持有人应向发行人发出书面通知，告知其应向持有人支付的买进的款额，以及适用的确认函及发行人合理要求的其他证明。本段的任何内容不限制持有人根据下文规定、法律或衡平法，包括但不限于关于发行人未及时交付代表本期权可转普通股股份的证书的实际履行令或禁令救济，取得其他赔偿的权利。

(f)           Transferability of Warrant. Subject to Section 2(h) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.
期权的可转让性。根据本期权书第2节(h)的规定，本期权可不经发行人事先书面同意而部分或全部转让。如根据本段规定转让，本期权可由持有人本人或依法授权的律师通过以下方式过户转让：在发行人的主营业地出示本期权书，以适当的方式背书（由持有人在本期权书的附件表格上签名）并且支付任何必要的交易税或其他相关行政费用。本期权可在发行人的主营业地交易同等份数的期权可转股票的买入期权，持有人应在交易时指定每份新期权代表的期权可转股票的股份数。所有因转让或交易而发行的期权应署为原始发行日，并且除可发行的期权可转股票的股份数不同外，应与本期权内容一致。

(g)           Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

持有人的持续权益。应持有人的要求，发行人将在本期权行权时或之后以书面形式确认持有人行权后根据本期权书的规定仍享有的任何权益和发行人的续存义务，以持有人没有提出相应要求并不豁免发行人的确保持有人权益的义务为前提。

(h)          Compliance with Securities Laws.
满足证券法的规定

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.
本期权的持有人，在此同意并声明本期权和期权可转股票仅由持有人本人所有，不为任何第三方所实质持有和投资；除非是生效的登记申请允许的方式或依据证券法和相关州证券法下豁免登记的情况，持有人不得出让，售出或以其他方式处置本期权和期权可转股票的任何股份。

(ii)           Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:
除下段(iii)所列情况外，本期权和所有期权可转股票的股份证书应以明显易见的方式标注下文：

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

本期权和行使可转的普通股没有在修订的1933年证券法（“证券法”）或任何州证券法下登记，且不可出售、转让或以其他方式处置； 除非在证券法和相应州证券法下登记或发行人应收到来自公司顾问的意见书，说明根据证券法或相关的州证券法条款无须登记并且此意见书对于发行人是合理充分的。

(iii)           The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and demonstrating that the following conditions are satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become and remains effective under the Securities Act, and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder or Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

发行人同意重新发行不载有上述声明标记的期权或期权可转股票的代表证书，但在转让任何该证券前，持有人应书面告知发行人转让的方式和内容，并说明下列条件已满足。被提议的转让须满足以下条件才能生效：(a) 或 (i) 发行人收到来自公司顾问的意见书，说明根据证券法或相关的州证券法条款不要求登记与交易相关的证券并且此意见书对于发行人是合理充分的；或(ii)发行人向证券交易委员会申报的登记申请中已涉及相关转让且登记申请已依证券法生效并持续有效，或 (b) 或 (i) 发行人收到来自公司顾问的意见书，说明根据任何州证券法或“蓝天法”不要求登记或认证与交易相关的证券并且此意见书对于发行人是合理充分的；或(ii) 该转让满足相应州证券法或“蓝天法”或者有相关的有效豁免规定可以适用。发行人将在持有人发出通知后的三（3）个交易日内作出回应。就任何第2节(h)下的提议转让，发行人将尽合理的努力遵从适用的州证券法或“蓝天法”的规定，但在任何情况下不应被要求，(x) 在其当时未注册营业的州注册，(y) 采取任何行动可能导致其须向任何州纳税或接受法律送达程序，而发行人原先并不受该州管辖，或(z) 满足任何州的证券法或“蓝天法”规定而申请登记，如果该州的相关法律并不适用于发行人。此外，第2节(h)包含的对转让的限制条件，应包括并不仅限于本期权书中任何其他条款对转让的限制。只要发行人被要求向持有人发行不载有声明标记的期权可转股票的代表证书，发行人应促使其过户代理人将期权可转股票通过DWAC过户给持有人或其主要证券经纪商的方式（在与本期权书和购买协议不冲突的前提下）进行电子过户，以取代实际交付纸面证书。

(i)           Accredited Investor Status. At the time of the exercise of this Warrant, the Holder shall be an “accredited investor” as defined in Regulation D under the Securities Act
受信投资人身份。在持有人行使本期权时应为证券法条例D界定下的“受信投资人”。

3.           Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as set forth in this Section 3. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with the notice provisions set forth in Section 13.
期权行权价的调整。期权行权价应根据本第3节的规定不时调整。发行人应按照第13节的通知条款通知持有人本第3节规定的下述需要调整的事件。

(a)           Adjustments for Stock Splits, Combinations, Certain Dividends and Distributions.  If the Issuer shall, at any time or from time to time after the Original Issue Date, effect a split of the outstanding Common Stock (or any other subdivision of its shares of Common Stock into a larger number of shares of Common Stock), combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, in each event (i) the number of shares of Common Stock for which this Warrant shall be exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.
针对分股、并股、特定股息和红利的调整。如果发行人在原始发行日后的任何时间或不时应发生已发行普通股的分拆（或任何其他普通股的股份分拆成更多普通股的股份），已发行普通股股份合并成更少的普通股股份，决定或设定一个登记日期以确定有权获得以普通股股份派发股息或其他红利的普通股持有人，则在任一情况下(i)任何紧随该等事件发生的期权可转普通股股数应进行调整，等于持有与该等事件发生前的期权可转普通股股数相同的登记持有人在发生该等事件后将拥有或有权获得的普通股股数，且(ii)此时有效的期权行权价应进行调整，等于(A)此时有效的期权行权价乘以在调整前期权可转普通股股数除以(B)即将进行该等调整前的期权可转普通股股数。

(b)           Adjustment for Other Dividends and Distributions. If the Issuer shall, at any time or from time to time after the Original Issue Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in (i) cash, (ii) any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock; or (iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock, then, and in each event, (A) the number of shares of Common Stock for which this Warrant shall be exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (1) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (2) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Warrant Price then in effect shall be adjusted to equal (1) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

针对其他股息和红利的调整。如果发行人在原始发行日后的任何时间或不时应决定或设定一个登记日期以确定有权获得以下列方式派发股息或其他红利普通股的持有人，(i) 现金，(ii)除普通股股份外的任何债权凭证或公司的任何其他证券或财产，或(iii)任何认购或买入除普通股股份外的任何债权凭证或公司的任何其他证券或财产的期权或其他权利，则在任一情况下，(A)期权可转普通股的股数应进行调整，等于即将发生该等事件前期权可转普通股股数乘以下列分数（1）分子应为进行该等登记之日的普通股每股市值（2）分母应为该普通股每股市值减去每股普通股可分配的任何该等现金和所有上述债权凭证、股票、其他证券或财产或期权或其他认购或买入权的公允价值（由董事会诚信决定并由发行人和持有人共同选定的投资银行出具的意见支持），且(B)此时有效的期权行权价应调整为(1)此时有效的期权行权价乘以在调整前期权可转普通股股数除以 (2)紧随该等调整的期权可转普通股股数。普通股重新分类（票面价的变化，或有票面价变成无票面价，或无票面价变成有票面价除外）为普通股的股份或任何其他类别的股票，应被视为本第3节（b）规定的发行人向其该等普通股的股份持有人派发其他种类的股票，且如果作为该等重新分类的一部分，已发行普通股的股份应变为更多或更少的普通股的股份，则该等变化应视为本第3节（a）规定的已发行普通股的股份的分拆或合并。

(c)           Adjustments for Reclassification, Exchange or Substitution. If the Common Stock for which this Warrant is exercisable at any time or from time to time after the Original Issue Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(a), Section 3(b), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3(d)), then, and in each event, an appropriate revision to the Warrant Price shall be made and provisions shall be made (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

针对重新分类、交换和替代的调整。如果期权可转普通股在原始发行日后的任何时间或不时应当变为相同或不同数量的任何类别股票的股份，不论系通过重新分类、交易、替代或其他方式（第3节（a）和第3节（b）规定的分股、并股、股票分红，或第3节（d）规定的重组、合并、兼并或资产出售除外），则在任一情况下，应适当修改期权行权价且规定（通过调整期权行权价或其他方式）在随后行使本期权时，，以使C系列优先股持有人有权获得特定类型和数量的股份和其他证券以取代期权可转股票，该等股份和其他证券应为持有人在该等重新分类、交易、替代或其他改变即将发生前行权可持有的普通股股份在进行重组、重新分类或其它改变时应获得的，但均受限于本章程规定的进一步调整。

(d)           Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date there shall be a capital reorganization of the Issuer (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3(a), and Section 3(b), or a reclassification, exchange or substitution of shares provided for in Section 3(c)), or a merger or consolidation of the Issuer with or into another corporation where the holders of the Issuer’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Issuer's properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Warrant Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities or property of the Issuer or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(d) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(d) (including any adjustment in the Warrant Price then in effect and the number of shares of stock or other securities deliverable upon exercise of this Warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.  In any such case, the resulting or surviving corporation (if not the Issuer) shall expressly assume the obligations to deliver, upon the exercise of this Warrant, such securities or property as the Holder shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the rights of the Holder as provided above.

针对重组、合并、兼并和资产出售的调整。如果发行人在原始发行日后的任何时间或不时应进行资产重组（第3节（a）和第3节（b）规定的分股、并股、股票分红，或第3节（c）规定的股份的重新分类、交易或替换除外），或发行人合并或兼并成为其他公司，在该等合并或兼并发生前发行人已发行的有表决权证券的持有人紧随该等合并或兼并后未持有的合并或兼并后实体的超过50%的已发行的有表决权证券，或发行人出售全部或实质出售全部财产或资产给其他个人（“结构变化”），则作为该结构变化的一部分，如需要应适当修改期权行权价，且做出规定（通过调整期权行权价或其他方式），在随后行使本期权时，持有人有权获得发行人或结构变化后的继承者公司的一定种类和数量的股票和其他证券或财产，以取代期权可转股票。在任一该等情况下，为本第3节（d）（包括任何当时有效的期权行权价和本期权可转股票或其他证券的数额的修订）的规定在该等事件后以尽可实行的方式得以适用起见，应适用本第3节（d）的规定适当调整持有人在结构变化后的权利。在任一该等情况下，最终的或存续公司（如果不是发行人）应承担在行使期权时交付给持有人根据本期权书的规定应获得的该等证券或财产的义务，且做出规定保护上文规定的持有人的权利。

 (g)           Superseding Adjustment. If, at any time after any adjustment of the Warrant Price then in effect shall have been made pursuant to Section 3(e) or Section 3(f) as the result of any issuance of Common Stock Equivalents, and such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all of such or the right of conversion or exchange with respect to all of such Common Stock Equivalents shall not have been converted or exercised, then such previous adjustment shall be rescinded and annulled and the Warrant Price then in effect shall be adjusted to the Warrant Price in effect immediately prior to the issuance of such Common Stock Equivalents, subject to any further adjustments pursuant to this Section 3.

取代调整。如果当时有效的期权行权价本应根据第3节(e)或第3节(f)的规定因发行任何普通股认购权而进行调整，且该等普通股认购权或其转换或交易的权利将终止且未本不应转换或行使该等普通股认购权或其权利，则应废除并消灭前述调整，且当时有效的期权行权价应调整为即将发行该等普通股认购权前的有效期权行权价，受限于本第3节规定的进一步调整。

(h)           Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than the Series C Preferred Stock, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold:

股票的对价。如果应发行或出售除A系列优先股外的任何普通股的股份或可转换证券，或任何买入该等普通股或可转换证券的权利或期权或购买权：

(i)           in connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

就发行人作为存续公司的合并或兼并（任何发行人在先已发行的普通股股份应变化或交易成其他公司的股票或其他证券的兼并或合并除外），对价的数额应被视为由发行人的董事会合理诚信决定的该等普通股的股份、可转换证券、权利、期权或购买权可得的未存续公司的该部分资产和业务的公允价值，视具体情况而定；或

(ii)           in the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Warrant Price, or the number of shares of Common Stock for which this Warrant is exercisable, the determination of the applicable Warrant Price or the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock for which this Warrant is exercisable. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 3(h) shall be allocated among such securities and assets as determined in good faith by the Board.

如果发行人不是合并或兼并后的存续公司，或发行人之前已发行的普通股股份应变化或交易成其他公司的股票或其他证券，或发行人因任何公司的股票或其他证券而出售全部或者实质出售全部资产，发行人应被视为已因其他公司的股票或证券或其他财产发行了以实际交易比率为基础计算的一定数量的普通股股份，对价等于所有其他公司的该等股票或证券或其他财产交易发生之日的公允市场价值。如果任何该等计算导致适用的期权行权价调整，或本期权可转普通股股数调整，在期权可转普通股股数后，应确定适用的期权行权价或紧接该等合并、兼并或出售的期权可转普通股股数。如果发行人收到的任何证券的对价为财产而非现金，其在发行时的公允市场价值或其他适用的价值应由董事会诚信决定。如果对价涵盖同时发行的普通股和发行人的其他股份或证券或其他资产的对价，则根据本第3节(h)计算对价时应包括由董事会诚信决定的该等证券和资产的对价。

(i)           Record Date. In case the Issuer shall take record of the holders of its Common Stock or any other preferred stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

登记日期。如果发行人应登记其普通股或任何其他优先股的持有人，以使其有权认购或买入普通股或可转换证券，则发行或出售普通股股份之日应被视为登记日期。

(j)           Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Issuer shall not be required to make any adjustment to the Warrant Price upon (i) securities issued pursuant to a bona fide acquisition of another business entity or business segment of any such entity by the Issuer pursuant to a merger, purchase of substantially all the assets or any type of reorganization (each an “Acquisition”) provided that (A) the Issuer will own more than fifty percent (50%) of the voting power of such business entity or business segment of such entity and (B) such Acquisition is approved by the Board; (ii) securities issued pursuant to Common Stock Equivalents issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the terms governing the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holder); (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital; (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to equity incentive plans that are adopted by the Board; and (v) securities issued to any placement agent and its respective designees for the transactions contemplated by the Purchase Agreement; (vi) securities issued to advisors or consultants (including, without limitation, financial advisors and investor relations firms) in connection with any engagement letter or consulting agreement, provided that any such issuance is approved by the Board; (vii) securities issued to financial institutions or lessors in connection with reasonable commercial credit arrangements, equipment financings or similar transactions, provided that any such issue is approved by the Board of Directors; (viii) securities issued to vendors or customers or to other persons in similar commercial situations as the Company, provided that any such issue is approved by the Board of Directors; and (ix) securities issued in connection with any recapitalization.

例外事项。尽管本期权书有任何相反的规定，发行人不应被要求对期权行权价进行任何调整，如果(i)因发行人合并、实质买入全部资产或任何种类的重组（分别称为“并购”）而善意取得其他经营实体或其业务部门而发行证券，如果(A)发行人将拥有该等经营实体或其业务部门大于百分之五十（50%）的表决权且(B)该等并购经董事会批准；(ii)因转换或行使在购买协议之日或之前已发行的普通股认购权或根据购买协议（只要其规定该等证券的转换或行权价格的条款未修订为降低该等价格或对持有人不利）而发行证券；(iii)因善意战略许可协议或其他合作安排而发行证券，只要该等发行不以筹集资金为目的；(iv)因董事会通过的股权激励计划而发行普通股或发行或授权普通股的买入权；和(v)为完成购买协议项下的交易向任何私募代理人及其指定人发行证券；(vi)根据聘用函或咨询协议向顾问或咨询人（包括但不限于财务顾问和投资者关系公司）发行证券，以该发行经董事会批准为前提；(vii)根据商业信用安排、设备融资或类似交易向金融机构或出租人发行证券，以该发行经董事会批准为前提；(viii)向卖主或消费者或其他与公司类似商业境遇的个人发行证券，以该发行经董事会批准为前提；和(ix)与资本结构调整相关的证券发行。

(k)           No Impairment. The Issuer shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment the right of the Holder to exercise this Warrant. In the event the Holder shall elect to exercise this Warrant, in whole or in part, as provided herein, the Issuer cannot refuse exercise based on any claim that the Holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Issuer receives an order from the Securities and Exchange Commission prohibiting such exercise or (ii) an injunction from a court, on notice, restraining and/or adjoining exercise of this Warrant.

不妨害条款。发行人不得通过修改公司的章程或资本重组、资产转移、兼并、合并、解散、发行或出售证券及其他措施避免或试图避免履行本期权书的任何条款。发行人将一直诚信的为执行本期权书第3节的所有规定提供协助并采取所有必要或适当的措施保护持有人行使本期权的权益免于被损害。如果持有人决定行使全部或部分本期权，发行人不得基于持有人或该持有人其他相关方或关联方违反法律的主张而拒绝执行，除非(i)发行人收到证券交易委员会关于禁止执行的命令或(ii)限制和/或[]本期权行使的法院禁令。

(l)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Warrant Price or number of shares of Common Stock for which this Warrant is exercisable pursuant to this Section 3, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the Warrant Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exercise of this Warrant. Notwithstanding the foregoing, the Issuer shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Issuer so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in an adjustment of one percent or more.

调整证书。在根据第3节每次对期权行权价或期权可转普通股股数进行调整或重新调整时，发行人应自行承担费用及时根据本期权书的条款计算该等调整或重新调整，并向持有人提供证书，列明该等调整或重新调整，详细说明该等调整或重新调整的事实依据。经持有人在任何时候提出书面请求，发行人应不时向其发出或促使发出证书，列明该等调整或重新调整，当时有效的期权行权价，以及普通股股数和当时期权可转的其他证券或财产的数量（如有）。尽管有上述规定，发行人没有交付证书的义务，除非该等证书将反映的调整数量增加或减少了至少一个百分点；如果发行人推迟交付证书，若这一调整与本第4节要求的其他未作出的调整一起会导致超过一个百分点的调整，应作出之前的调整。

(m)           Issue Taxes. The Issuer shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Issuer shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

发行税。发行人应支付任何全部因行权本期权而发行或交付普通股的股份而产生的所有发行及其它税款，不包括联邦、州及地方所得税；但是，发行人无义务支付任何应持有人要求的关于该转换的交易相关的转让税。

(n)           Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

零散股份。不得在行使本期权时发行普通股的零散股份。为替代持有人原本有权获得的零散股，持有人应累积零散股份至整股时转换，以取代持有人应得的零散股份。

(o)           Reservation of Common Stock. The Issuer shall, during the period within which this Warrant may be exercised, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock equal to at least one hundred ten percent (110%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

普通股的保留。仅为行使本期权行权之目的，发行人应在任何本期权可转期间内，保留其已授权的未发行普通股，该等普通股股数等于至少百分之一百一十（110%）的普通股股份总数，以保证不时足够行使本期权。

(p)           Retirement of this Warrant. Exercise of this Warrant shall be deemed to have been effected on the date of exercise hereof. Upon exercise of this Warrant only in part, the Issuer shall issue and deliver to the Holder, at the expense of the Issuer, a new Warrant covering the unexercised balance of the Warrant Shares.

收回本期权。行使本期权应视为于行使当日生效。仅部分行使本期权，发行人应自行承担费用向持有人发行和交付新的期权书，列明未行使的期权可转股的余额。

(q)           Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Issuer shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

满足法律规定。如果根据任何联邦或州的法律或条例或其他规定，任何为本期权行权的目的而保留的普通股的股份需要任何监管部门、证券交易或其他监管实体的登记或记载或批准才可以有效发行或交付，发行人应自行承担花销和费用依据诚信原则尽快完成该等登记、记载或批准。

4.           No Preemptive Rights. The Holder shall not be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board in its absolute discretion may deem advisable.

无优先配股权。持有人无权认购、买入或获得任何类别的新的或额外股份，或可转换或交易为任何种类的股份的公债或债券或其他债权凭证，不论是现在还是之后授权的，但是所有该等新的或额外股份或可转换或交易为股份的公债、债券或其他债权凭证可由董事会在该等条款基础上以该等对价（在法律允许的范围内）向该等个人发行和处置，且董事会有绝对决定权。

5.           Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder exercise this Warrant, in whole or in part, if the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that the Holder would like to waive Section 5 of this Warrant with regard to any or all shares of Common Stock for which this Warrant is exercisable, this Section 5 shall be of no force or effect with regard to those shares referenced in the Waiver Notice.

行权限制。不论本期权书有任何相反规定，持有人不得全部或部分行使本期权，如果因该行权发行的普通股股数将导致持有人及其关联方当时享有实益（按照经修订的1934年证券交易法第13节(d)及其下的规定来确定）的普通股股数和所有当时享有实益的普通股的其他股份之和超过当时已发行的普通股的股份的9.99%；但是，如果持有人提前六十一（61）天（按照第13节的规定）通知发行人（“弃权通知”）其将就任何或所有本期权可转普通股的股份放弃本期权书第5节的规定，本第5节将对于弃权通知所涉及的该等股权无效。

6.           Registration Rights.

The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant, pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Issuer and Persons listed on Schedule I thereto (the “Registration Rights Agreement”) and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.
注册登记权。根据发行人和注册登记权协议所附披露表I所列个人签署的注册登记权协议（“注册登记权协议”），本期权的持有人对于本期权可转的期权可转股票的股份具有注册登记权，且任何后续持有人仅可根据注册登记权协议取得对于本期权可转的期权可转股票的股份的注册登记权。

7.           Definitions. For the purposes of this Warrant, the following terms have the following meanings:
释义。本期权书中的相关概念解释如下：

“Board” shall mean the Board of Directors of the Issuer.
“董事会”指发行人的董事会。

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“股本”指并包括(i) 任何和所有股权、权益、配售或其他任何的公司股票的认购权或利益，包括但不仅限于优先股权或股票；(ii) 任何合伙人的全部合伙权益（无论是一般合伙还是有限合伙）；(iii) 任何有限责任公司的全部成员权益或有限责任公司权益；以及(iv) 任何个人其他类型实体的全部资本权益或所有权权益。

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.
“公司章程”指在发行人在原始发行日有效的经修订的公司章程，以及此后与本期权书所有条款和相关法律相一致的修正、修改、补充或重述。

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.
“普通股”指发行人票面价为美元0.001每股的普通股，和以后普通股转变成的任何形式的股本。

“Convertible Security” means one of the Convertible Securities.
“可转换证券”指某一可转换证券。

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.
“监管部门”指任何联邦、州或当地政府的监管的或自律的组织、部门、实体、机构、事务局、委员会、代理或分支，包括境内的或境外的。

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.
“持有人们”指不时持有任何期权的个人。“持有人”指某一持有人。

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“独立评估师”指国家认证的或地区主要的投资银行，公认的独立会计师事务所（可以是发行人常聘的审计财务报告的会计师事务所）；从事公司、企业股本和资产评估的日常业务，且不得为发行人或任何期权持有人的关联方。

“Initial Holder” means__________________.
“最初持有人”指[_____________]。

“Issuer” means Moqizone Holding Corporation, a Delaware corporation, and its successors.
“发行人”指JPak集团公司，内华达州注册公司，及其继承者。

“Original Issue Date” means March __, 2010.
“原始发行日”指2010年1月____日。

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.
“OTC公告板”指场外柜台交易系统。

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.
“其他普通股”指在本期权书之后，发行人其他任何应授权的其他股本（普通股除外）并且持有人有权参与发行人的分红和资产分配而不受数目限制。

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all Common Stock Equivalents that are outstanding at such time.
“已发行普通股”指，在既定时间的所有已发行普通股，假设当时任何普通股认购权都已全部转换、行使或交易。

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.
“个人”包括自然个人、公司、有限责任公司、合伙、股份有限公司、信托公司、非法人组织、合资企业、监管部门或其他任何形式实体。

“Per Share Market Value” means on any particular date (a) the last closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board.
“每股市值”指于任何特定日期(a)当天在OTC公告板或其他经注册的国家股票交易系统列明的普通股的最后收盘价，或如果当日无该价格，则为当日之前最近一天的收盘价，或(b)如果当时普通股未在OTC公告板或其他经注册的国家股票交易系统报价，则为OTC公告板或美国国家报价局（或具有报价功能的类似组织或代理）报告的普通股在柜台市场的当日结束交易时的最后收盘价，或(c)如果普通股未被OTC公告板或美国国家报价局（或具有报价功能的类似组织或代理）报告，则为于当日之前五（5）个交易日“粉红单市场”报价的平均数，或(d)如果普通股未公开交易，则为董事会确定的每一股普通股的公允市场价值。

“Purchase Agreement” means the Securities Purchase Agreement dated as of March ___, 2010, among the Issuer and the Purchasers.
“购买协议”指发行人和购买人于2010年1月____日签署的证券购买协议。

“Purchasers” means the purchasers of the Series C Convertible Preferred Stock and the Warrants issued by the Issuer pursuant to the Purchase Agreement.
“购买人”指根据购买协议A系列可转优先股和发行人发行的期权的购买人。

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

“证券”指发行人的任何现在和之后授权的债务性证券或权益性证券，任何可以转换或交易证券的凭证，和任何期权、认购凭证或其他证券买入或获得权。“单股证券”指任何单一股证券。

“Securities Act” means the Securities Act of 1933, as amended.
“证券法”指经修订的1933年证券法。

"Series C Preferred Stock" means shares of the Company’s Series C Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement.
“C系列优先股”指根据购买协议向购买人发行的C系列可转优先股。

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.
“子公司”指任何公司其有表决权的股票半数以上为发行人或发行人一个或多个子公司单独或共同，直接或间接持有。

“Term” has the meaning specified in Section 1 hereof.
“有效期”指本期权书第1节所特定的期限。

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
“交易日”指(a) 普通股在OTC公告板的交易日；或(b) 如果普通股不在OTC公告板交易，其在美国国家报价局（或任何其他继承其报价职能的类似机构）的报价日，但是，如果普通股既不在OTC交易也不在美国国家报价局报价，则交易日应指除周六、周日和其他法定节假日、纽约州银行机构根据法律或政府法令关闭营业日外的其他任何一日。

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“有表决权的股票”指在公司股本中一种股票类别，该类别股票持有人有权对选举公司董事会（或其他管理实体）成员大多数行使表决权，不同于股本只有在突发情况下才有表决权。

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant and the Series C Warrants (as defined in the Purchase Agreement), and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d), 2(e) or 2(f) hereof or of any of such other Warrants.
“期权”指依据购买协议发行和售出的期权，包括但不仅限于本期权和E系列期权（见购买协议中的有关规定），和之后根据本期权书第2节(d)，(e)或(f)替代或交易所得的其他期权或任何其他期权。

“Warrant Price” initially means $3.00 per share, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 3 hereto.
“期权行权价”最初指美元3.00每股，该价格根据包括第3节在内的本期权书的规定不时调整。

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of a Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.
“期权可转股份数”指任何时间期权可转股票的股份总数，但以根据本期权书规定的之前所做的调整和增加为准。

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.
“期权可转股票”指行使期权的可发行的普通股或其他权证。

10.           Other Notices. In case at any time:
其他事项的通知。任何时间如存在以下任一情况：

(i)            the Issuer shall make any distributions to the holders of Common Stock;
发行人应向普通股股东分派任何股息；或

(ii)           the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or
发行人应授权认可其全部普通股股东认购或买入发行人任一类别股本或其他权益；或

(iii)          there shall be any reclassification of the Capital Stock of the Issuer; or
发行人应对公司股本做任何重新分类；或

(iv)          there shall be any capital reorganization by the Issuer; or
发行人应做任何资本重组；或

(v)           there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or
有如下任一情况发生：(i)发行人被涉入兼并或并购，或(ii)发行人出售、转让或其他处置公司全部或实质全部资产或业务（除非发行人是并购或重组中的存续公司并且其股本仍保持流通且未变化，发行人的全资子公司涉入兼并、合并、出售、转让或其他处置除外）；或

(vi)          there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;
发行人自愿或强制解散、清算、清盘或任何部分清算；或应向普通股股东分派股息。

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

在上述任一情况下，发行人应书面通知持有人，通知日期应为(i)发行人的应截止过户日或上述股息、红利或认购权应被登记日，或(ii)上述资产重组、股本重新分类、兼并、合并、解散、清算或清盘应进行日。书面通知还应明确已登记入册的普通股股东应参与分红、分股或认购的日期，或有权在资产重组、股本重新分类、兼并、合并、解散、清算或清盘时以股权证书换取证券或公司其他资产的日期。发行人应于上述事件发生前至少二十（20）天提前书面通知，且该日期应比相应截止过户日或登记日提前至少十（10）天。持有人有权依本期权书获得普通股股东有权或应获得的所有财务或其他信息。

11.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by (a) the Issuer, (b) the Initial Holder (assuming the Initial Holder still owns all or part of this Warrant), and (c) the Holders of twenty-five percent (25%) of the Warrants, the calculation of which shall include the Initial Holder~~’~~’s percentage of ownership of the Warrants; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.
修改和放弃。下列人员可以通过签署书面通知修改本期权书的任何条款、规定或条件，或放弃其中的要求（可以是总体或个别的，可以溯及既往或是预期），这些人员包括(a)发行人(b)最初持有人（假设最初持有人仍持有全部或部分本期权）和持有百分之二十五（25%）（包括最初持有人持有的期权百分比）期权的持有人；但是，上述修改和放弃不得减少期权可转股份数，提高期权行权价，缩短其行权期间或未经本期权持有人同意对第11节做任何修改。发行人不得出价或支付对价以使任何人修改、或同意放弃、或同意修改本期权书的任何条款，除非本期权所有持有人获得同一对价。

12.           Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.
适用法和管辖。本期权书应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州法的冲突法。本期权书不适用“不利于起草方”的解释原则。发行人和持有人双方一致同意，关于本期权书的任何争议由位于纽约州纽约郡的州或联邦法院独占管辖；双方放弃行使任何可能导致“不方便法院”管辖的权利和对管辖法院再争议的权利且该放弃不可撤回。双方同意纽州州法院和联邦法院享有民事管辖权且该同意不可撤回。发行人和持有人同意，在任何上述案件、诉讼或司法程序中送达方式为邮寄复印件到本期权书中所列的对方有效地址，而此送达视为有效充分的送达和通知。本节的规定不影响法律所允许的其他送达方式的效力。双方在此同意，任何案件、诉讼或司法程序中败诉方应退还胜诉方因此支付的合理法律费用。双方在此同意放弃陪审团审判权。

13.           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Issuer. The Issuer will give written notice to the Holder at least twenty (20) calendar days prior to the date on which the Issuer closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Issuer will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public. The addresses for such communications shall be:

通知。任何通知或下文的其他通讯应以书面形式作出，以下情形被视为送达：以人力或传真发送，或通过邮资预付要求收到回执的挂号信寄出后的三日，发送至发行人过户登记的登记持有人地址。发行人应在截止过户日或登记下列事项前至少20日书面通知持有人，(I)关于普通股的任何股息或红利，(II)关于向普通股持有人发出的任何按比例认购承诺，(III)关于对任何结构变化、解散、清算或清盘进行表决的决定权，且在任何情况下不应该使向持有人发出的通知早于该信息被公众知悉。发行人亦应该在任何结构变化、解散、清算或清盘发生前至少20日书面通知持有人，且在任何情况下不应该使向持有人发出的通知早于该信息被公众知悉。上述通讯送达地址应为：

If to the Issuer:

Moqizone Holding Corporation
摩奇地带控股公司
7A-D Hong Kong Industrial Building
444-452 Des Voeux Road West
Hong Kong
+852 34434384
with copies (which shall not constitute notice) to:

Leser Hunter Taubman & Taubman
17 State Street, Suite 2000
New York, New York 10004
Tel. No.: (212) 732-7184
Fax No.: (212) 202-6380

复印件（不计为通知）送至：
Leser Hunter Taubman & Taubman
美国纽约州纽约市州街17号2000室，邮编10004
电话号码：(212) 732-7184
传真号码：(212) 202-6380

If to the Holder:

Tel. No.:
Fax No:

通知持有人：

电话号码：
传真号码：

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

任何一方可不时通过书面通知对方改变送达地址。

14.           Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to Section 15 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.
期权代理人。发行人可以以书面通知本期权的每个持有人的形式任命一个代理人办理以下事宜：依据本期权书第2节(b)的规定办理发行期权可转股票，依据第2节(d)的规定交易本期权，或根据第15节的规定更换期权凭证，或任何与发行、交易、更换相关的应由其代理的前期和后续事宜。该代理人应在纽约州纽约市有常驻办公地点。

15.           Lost or Stolen Warrant. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver new Warrant of like tenor and date; provided, however, that the Company shall not be obligated to re-issue warrant(s) if the Holder contemporaneously exercise this Warrant to purchase shares of Common Stock.
期权书丢失或被盗。公司收到任何关于本期权书丢失、被盗、灭失或毁损的充分证据，且若发生丢失、被盗、灭失由持有人赔偿公司，若发生毁损出示并取消本期权书时，公司应签署并交付同样意旨和日期的新的期权书；但是，如果持有人同时行使本期权购买普通股的股份，公司无义务重新发行期权书。

16.           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
救济、识别、其他义务、违约和禁令救济。本期权书规定的救济应与本期权书、法律或衡平法（包括实际履行令或禁令救济）下的其他适用的救济并用，本段规定的任何救济不应被视为放弃遵循引起该等救济的规定，且本段的任何内容不限制持有人对公司未满足本期权书的条款规定造成的实际损害获得救济。本段规定的关于支付、转换或其他类似的数额（和计算方法）应为持有人应该获得的数额，而不应根据公司的任何其他义务（或其履行）确定，除非本段明确规定。公司确认违反其义务将导致对持有人不可挽回的损害，且法律规定的针对该等违约的救济可能不充分。公司同意如果发生违约或有违约之虞，除了其他可用的救济外，持有人有权取得制止任何违约的禁令，而不需表明经济损失且不需任何债券或其他证券。

17.           Specific Shall Not Limit General; Construction. No specific provision contained in this Warrant shall limit or modify any more general provision contained herein. This Warrant shall be deemed to be jointly drafted by the Company and all initial purchasers of the Warrant and shall not be construed against any person as the drafter hereof.
特别规定不限制一般规定；解释。本期权书包含的任何特别规定不应限制或修订任何更一般的规定。本期权书应被视为由公司和所有本期权的最初购买人共同起草且不应做出不利于作为起草人的任何人的解释。

18.           Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.
继承者和子实体。本期权书及其权益对发行人、持有人和（在本期权书规定的范围内）之后依本期权书发行的期权可转股票的持有人的继承者和子实体具有同等约束力，且对于任何该等持有人来说可强制执行。

19.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.
修改和终止。如果本期权书的任何条款在任何诉讼中，经法院或依法有权执行本期权书条款的机构确认不具执行力，则该条款应做使其有效的必要修改。如果该条款仍不具执行力，其他条款的效力应不受影响，但在解释本期权书时应视为此条款不存在。

20.           Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
标题。本期权书各节的标题系出于引用方便的考虑，但标题不应因任何目的被视为本期权书的内容。

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IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.
鉴于此，发行人于文首所载日期签发本期权书。

MOQIZONE HOLDING CORPORATION
摩奇地带控股公司

By:
签署：

Name: Lawrence Cheung
姓名：
Title: CEO
职务：首席执行官

EXERCISE FORM
SERIES D WARRANT

MOQIZONE HOLDING CORPORATION
摩奇地带控股公司       D系列期权行权表

The undersigned _______________, pursuant to the provisions of the accompanying Series D Warrant, hereby elects to purchase _____ shares of Common Stock of MOQIZONE HOLDING CORPORATION covered by the accompanying Series D Warrant.
_______________在此依据关于D系列期权的规定，在D系列期权可转的股份数范围内买入_____股摩奇地带控股公司的普通股的股份。

Dated:	Signature
日期：		签署：

Address
地址：

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________
持有人于行权日享有实益或被视为享有实益的普通股股数：_________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.         ☐  Yes            ☐  No

签署方为经修订的1933年证券法条例D界定下的“受信投资人”。    ☐ 是     ☐ 否

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

签署方计划以             （选择一种方式）支付期权行权价：

现金行使的方式行权

非现金行使的方式行权

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

如果持有人选择现金行使的方式行权，持有人应按照期权书的规定将总额美元________以保付的或正式的银行支票（或电汇）至发行人。

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

如果持有人选择非现金行使的方式行权，应向持有人发出证书，股份数等于下文规定的计算结果的整数部分，即___________。发行人对于下文规定的计算结果的小数部分，应支付现金补足，数额等于结果的小数部分乘以行权之日的每股市值，即____________。

X = Y - (A)(Y)
  B

X = Y - (A)(Y)
  B

Where:
其中

The number of shares of Common Stock to be issued to the Holder is (“X”).
X为向持有人发行的普通股股数。

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised is (“Y”).
Y为行使全部期权可买入的普通股股数，如果只行使一部分期权，则为行使部分对应的股数。

The Warrant Price is (“A”).
A为期权行权价。

The Per Share Market Value of one share of Common Stock is (“B”).
B为每一股普通股的每股市值。

ASSIGNMENT
转让

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Series D Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Series D Warrant on the books of the corporation named therein.
据收讫金额，_________________在此售出、分配和转让D系列期权及其所附全部权利于__________________；并委任_____________，律师，办理D系列期权过户登记手续，该委任不可撤回。

Dated:	Signature
日期：		签署：

Address
地址：

PARTIAL ASSIGNMENT
部分转让

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the accompanying Series D Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Series D Warrant on the books of the corporation named therein.
据收讫金额，_________________在此售出、分配和转让D系列期权所附购买_________股期权可转股票的权利及D系列期权所附全部权利于__________________；并委任_____________，律师，办理此部分期权过户登记，该项委任不可撤回。

Dated:	Signature
日期：		签署：

Address
地址：

FOR USE BY THE ISSUER ONLY:
仅限发行人使用：

This Warrant No. ________ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of Common Stock in the name of _______________.
本期权No. ________于此日期：____年第____天， 被取消（或被转让或被交易），以_________的名义发行的普通股的股份，期权No. ________系以_________的名义为____普通股的股份发行的。